UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 12, 2019

SEARS HOMETOWN AND OUTLET STORES, INC.
(Exact name of registrant as specified in charter)

Delaware	001-35641	80-0808358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5500 Trillium Boulevard, Suite 501 Hoffman Estates, Illinois		60192
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (847) 286-7000
(Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Sears Hometown and Outlet Stores, Inc. (the “Company”) and its subsidiaries Sears Authorized Hometown Stores, LLC (“SAHS”) and Sears Outlet Stores, L.L.C. (“Outlet”) have entered into an Amendments Agreement dated March 12, 2019 with Transform SR LLC (as assignee pursuant to an Assignment and Assumption Agreement dated as of February 11, 2019 between Sears Holdings Corporation, Transform Holdco LLC, and others (the “Assignment Agreement)), Transform KM LLC (as assignee pursuant to the Assignment Agreement), Transform SR Holdings LLC (as assignee pursuant to the Assignment Agreement), and Transform SR Holding Management LLC (as assignee pursuant to the Assignment Agreement) (which Amendments Agreement is referred to as the “Amendments”).

According to information provided to the Company, Transform SR LLC, Transform KM LLC, Transform SR Holdings LLC, and Transform SR Holding Management LLC are subsidiaries of Transform Holdco LLC, which subsidiaries together are referred to as “Applicable Assignee” or “Applicable Assignees.” According to publicly available information, (1) ESL Investments, Inc. and investment affiliates including Edward S. Lampert (together, “ESL”) control Transform Holdco LLC and (2) ESL owns approximately 58.8% of the Company’s outstanding shares of common stock.

A copy of the Amendments is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference. The following summary of terms and conditions of the Amendments is qualified by, and is subject to, the terms and conditions of the Amendments.

The Amendments extend the duration of the Amended and Restated Merchandising Agreement, as amended (retroactive to May 1, 2016 and between (1) originally Sears, Roebuck and Co., Sears Holdings Corporation, and Kmart Corporation and assigned pursuant to the Assignment Agreement to specified Applicable Assignees and (2) the Company, SAHS, and Outlet) from February 1, 2020 to February 1, 2023.

The Amendments extend the duration of each “Service Period” specified in the Services Agreement, as amended (dated August 8, 2012 and between (1) originally Sears Holdings Management Corporation and assigned pursuant to the Assignment Agreement to a specified Applicable Assignee and (2) the Company) from February 1, 2020 to February 1, 2023.

The Amendments extend the duration of the Shop Your Way Rewards Retail Establishment Agreement, as amended (dated August 8, 2012 and between (1) originally Sears Holdings Management Corporation and assigned pursuant to the Assignment Agreement to a specified Applicable Assignee and (2) the Company) from October 11, 2022 to February 1, 2023.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

10.1*
Amendments Agreement dated March 12, 2019 between (1) Transform SR LLC, Transform KM LLC, Transform SR Holdings LLC, and Transform SR Holding Management LLC and (2) Sears Hometown and Outlet Stores, Inc., Sears Authorized Hometown Stores, LLC, and Sears Outlet Stores, LLC

* Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARS HOMETOWN AND OUTLET STORES, INC.

By:	/s/ CHARLES J. HANSEN
Charles J. Hansen
Vice President, General Counsel, and Secretary

Dated: March 18, 2019